Exhibit 10.2

PELOTON INTERACTIVE, INC.

2015 STOCK PLAN

ADOPTED ON APRIL 6, 2015

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(b)	Corporate Transactions	7
(c)	Reservation of Rights	8

SECTION 9.	MISCELLANEOUS PROVISIONS	8
(a)	Securities Law Requirements	8
(b)	No Retention Rights	8
(c)	Treatment as Compensation	8
(d)	Governing Law	9
(e)	Conditions and Restrictions on Shares	9
(f)	Tax Matters	9

SECTION 10.	DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL	10
(a)	Term of the Plan	10
(b)	Right to Amend or Terminate the Plan	10
(c)	Effect of Amendment or Termination	10
(d)	Stockholder Approval	10

SECTION 11.	DEFINITIONS	10

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PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of this Plan is to offer persons selected by the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may be ISOs intended to qualify under Code Section 422 or NSOs which are not intended to so qualify.

Capitalized terms are defined in Section 11.

SECTION 2. ADMINISTRATION.

(a)    Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist, as required by applicable law, of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)    Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of awards granted to Participants outside the United States, the Board of Directors may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 10(d) below. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

(a)    General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b)    Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a)    Basic Limitation. Not more than 3,363,293 Shares may be issued under the Plan, subject to Subsection (b) below and Section 8(a).1 All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b)    Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Grant or Purchase Agreement. Each award of Shares under the Plan shall be evidenced by a Stock Grant Agreement between the Grantee and the Company. Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Grant Agreement or Stock Purchase Agreement. The provisions of the various Stock Grant Agreements and Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to purchase Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days (or such other period as may be specified in the Award Agreement) after the grant of such right was communicated to the Purchaser by the Company. Such right is not transferable and may be exercised only by the Purchaser to whom such right was granted.

(c) Purchase Price. The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

[1]	Please refer to Exhibit A for a schedule of the initial share reserve and any subsequent increases in the reserve.

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SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(c)    Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant, and in the case of an ISO a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7. This Subsection (c) shall not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).

(d)    Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion.

(e)    Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO, a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f)    Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:

(i)    The expiration date determined pursuant to Subsection (e) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or

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(iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g)    Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h)    Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (e) above; or

(ii)    The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(i)    Restrictions on Transfer of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, an NSO shall also be transferable by gift or domestic relations order to a Family

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Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(j)    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person files a notice of exercise, pays the Exercise Price and satisfies all applicable withholding taxes pursuant to the terms of such Option.

(k)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Exercise Price (if applicable). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(l)    Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Stock Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.

SECTION 7. PAYMENT FOR SHARES.

(a)    General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7. In addition, the Board of Directors in its sole discretion may also permit payment through any of the methods described in (b) through (g) below.

(b)    Services Rendered. Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c)    Promissory Note. All or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

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(d)    Surrender of Stock. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e)    Exercise/Sale. If the Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f)    Net Exercise. An Option may permit exercise through a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value (determined by the Board of Directors as of the exercise date) that does not exceed the aggregate Exercise Price or the sum of the aggregate Exercise Price plus all or a portion of the minimum amount required to be withheld under applicable tax law (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding obligation not satisfied through such reduction in Shares); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise.

(g)    Other Forms of Payment. To the extent that an Award Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 8. ADJUSTMENT OF SHARES.

(a)    General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number and kind of Shares available for future grants under Section 4, (ii) the number and kind of Shares covered by each outstanding Option and any outstanding and unexercised right to purchase Shares that has not yet expired pursuant to Section 5(b), (iii) the Exercise Price under each outstanding Option and the Purchase Price applicable to any unexercised stock purchase right described in clause (ii) above, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code. No fractional Shares

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shall be issued under the Plan as a result of an adjustment under this Section 8(a), although the Board of Directors in its sole discretion may make a cash payment in lieu of fractional Shares.

(b)    Corporate Transactions. In the event that the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, all Shares acquired under the Plan and all Options and other Plan awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board of Directors in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Options and awards (or all portions of an Option or an award) in an identical manner. The treatment specified in the transaction agreement or as determined by the Board of Directors may include (without limitation) one or more of the following with respect to each outstanding Option or award:

(i)    Continuation of the Option or award by the Company (if the Company is the surviving corporation).

(ii)    Assumption of the Option by the surviving corporation or its parent in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).

(iii)    Substitution by the surviving corporation or its parent of a new option for the Option in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).

(iv) Cancellation of the Option and a payment to the Optionee with respect to each Share subject to the portion of the Option that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction, over (B) the per-Share Exercise Price of the Option (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Stock. If the Spread applicable to an Option is zero or a negative number, then the Option may be cancelled without making a payment to the Optionee.

(v)    Cancellation of the Option without the payment of any consideration; provided that the Optionee shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Optionee a reasonable opportunity to

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exercise the Option. Any exercise of the Option during such period may be contingent upon the closing of the transaction.

(vi) Suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.

(vii) Termination of any right the Optionee has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and exercisability of an Option or other Plan award in connection with a corporate transaction covered by this Section 8(b).

(c)    Reservation of Rights. Except as provided in this Section 8, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a)    Securities Law Requirements. Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board of Directors, the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be liable for a failure to issue Shares as a result of such requirements.

(b)    No Retention Rights. Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)    Treatment as Compensation. Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for

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purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the Company, a Parent or a Subsidiary.

(d)    Governing Law. The Plan and all awards, sales and grants under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(e)    Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board of Directors may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

(f)    Tax Matters.

(i)    As a condition to the award, grant, issuance, vesting, purchase, exercise or transfer of any award, or Shares issued pursuant to any award, granted under this Plan, the Participant shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.

(ii) Unless otherwise expressly set forth in an Award Agreement, it is intended that awards granted under the Plan shall be exempt from Code Section 409A, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an award is not exempt from Code Section 409A (any such award, a “409A Award”), any ambiguity in the terms of such award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Code Section 409A be given effect if such modification would cause the Award to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a

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transaction subject to Section 8(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(iii)    Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an award held by the Participant fails to achieve its intended characterization under applicable tax law.

SECTION 10. DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL.

(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to approval of the Company’s stockholders under Subsection (d) below. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)    Right to Amend or Terminate the Plan. Subject to Subsection (d) below, the Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.

(c)    Effect of Amendment or Termination. No Shares shall be issued or sold and no Option granted under the Plan after the termination thereof, except upon exercise of an Option (or any other right to purchase Shares) granted under the Plan prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

(d)    Stockholder Approval. To the extent required by applicable law, the Plan will be subject to approval of the Company’s stockholders within 12 months of its adoption date. To the extent required by applicable law, any amendment of the Plan will be subject to the approval of the Company’s stockholders within 12 months of the amendment date if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or (ii) materially changes the class of persons who are eligible for the grant of ISOs. In addition, an amendment effecting any other material change to the Plan terms will be subject to approval of the Company’s stockholder only if required by applicable law. Stockholder approval shall not be required for any other amendment of the Plan.

SECTION 11.    DEFINITIONS.

(a) “Award Agreement” means a Stock Grant Agreement, Stock Option Agreement or Stock Purchase Agreement.

(b) “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

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(c)    “Code” means the Internal Revenue Code of 1986, as amended.

(d)    “Committee” means a committee of the Board of Directors, as described in Section 2(a).

(e)    “Company” means Peloton Interactive, Inc., a Delaware corporation.

(f)    “Consultant” means a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(g)    “Date of Grant” means the date of grant specified in the applicable Stock Option Agreement, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Option or (ii) the first day of the Optionee’s Service.

(h)    “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)    “Employee” means any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)    “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(l)    “Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(m)    “Family Member” means (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

(n)    “Grantee” means a person to whom the Board of Directors has awarded Shares under the Plan.

(o)    “ISO” means an Option that qualifies as an incentive stock option as described in Code Section 422(b). Notwithstanding its designation as an ISO, an Option that does not qualify as an ISO under applicable law shall be treated for all purposes as an NSO.

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(p)    “NSO” means an Option that does not qualify as an incentive stock option as described in Code Section 422(b) or 423(b).

(q)    “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

(r)    “Optionee” means a person who holds an Option.

(s)    “Outside Director” means a member of the Board of Directors who is not an Employee.

(t)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(u)    “Participant” means a Grantee, Optionee or Purchaser.

(v)    “Plan” means this Peloton Interactive, Inc. 2015 Stock Plan.

(w)    “Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(x)    “Purchaser” means a person to whom the Board of Directors has offered the right to purchase Shares under the Plan (other than upon exercise of an Option).

(y)    “Securities Act” means the Securities Act of 1933, as amended.

(z)    “Service” means service as an Employee, Outside Director or Consultant.

(aa)    “Share” means one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(bb)    “Stock” means the Common Stock of the Company.

(cc)    “Stock Grant Agreement” means the agreement between the Company and a Grantee who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.

(dd)    “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

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(ee) “Stock Purchase Agreement” means the agreement between the Company and a Purchaser who purchases Shares under the Plan that contains the terms, conditions and restrictions pertaining to the purchase of such Shares.

(ff) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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EXHIBIT A

SCHEDULE OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

Date of Board Approval	Date of Stockholder Approval	Number of Shares Added	Cumulative Number of Shares
April 6, 2015	April 6, 2015	N/A	3,363,293
November 30, 2015	November 30, 2015	3,340,514	6,703,807
March 30, 2017	March 30, 2017	2,381,615	9,085,422
October 26, 2017	October 31, 2017	750,000	9,835,422
January 17, 2018	August 2, 2018	2,500,000	12,335,422
August 2, 2018	August 2, 2018	1,370,849	13,706,271*

*	54,825,084 shares after giving effect to the 4-for-1 forward stock split effective August 29, 2018

SUMMARY OF MODIFICATIONS AND AMENDMENTS TO THE PLAN

The following is a summary of material modifications made to the Plan (including any material deviations from the Gunderson Dettmer precedent form used to create the Plan).

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)

The Optionee has been granted the following option to purchase shares of the Common Stock of Peloton Interactive, Inc.:

Name of Optionee:	See Carta

Total Number of Shares:	See Carta

Type of Option:	See Carta

Exercise Price per Share:	See Carta

Date of Grant:	See Carta

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:	See Carta

Vesting Schedule:	See Carta

Expiration Date:

The date ten (10) years after the Date of Grant set forth above. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.

By accepting this option on Carta, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2015 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee has been granted the following option to purchase shares of the Common Stock of Peloton Interactive, Inc.:

Name of Optionee:	See Carta

Total Number of Shares:	See Carta

Type of Option:	See Carta

Exercise Price per Share:	See Carta

Date of Grant:	See Carta

Exercise Schedule:	This option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below

Vesting Commencement Date:	See Carta

Vesting Schedule:	See Carta

Expiration Date:

The date ten (10) years after the Date of Grant set forth above. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.

By accepting this option on Carta, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2015 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN:

STOCK OPTION AGREEMENT (EARLY EXERCISE)

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 15 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice to the Company pursuant to Section 13(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if the Optionee is a 1% Stockholder, joining the Second Amended and Restated Voting Agreement by and among the Company and certain of its stockholders dated as of March 31, 2017, as may be amended and/or restated from time to time, or any successor agreement (the “Voting Agreement”), by executing either a counterpart signature page to the Voting Agreement or the Adoption Agreement attached as Exhibit A thereto and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b)    Withholding Taxes. In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the vesting or transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax- Related Items. The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c)    Issuance of Shares. After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

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(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (a) above; or

(ii)    The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the date of the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d)    Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(e)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(f)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)    More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

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SECTION 7. RIGHT OF REPURCHASE.

(a)    Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b)    Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c)    Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d)    Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e)    Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have

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been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of any transaction described in Section 8(b) of the Plan or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g)    Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h)    Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

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(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d)    Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

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(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)    Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Bylaws Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Bylaws in addition to, and not in limitation of, the provisions of Section 8 of this Agreement. To the extent of any conflict between Section 8 and the Bylaws, Section 8 of this Agreement shall supersede and control.

(b)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to

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achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, this option or any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of this Option or the Shares acquired under this Agreement, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the corporation or other securities, in cash or otherwise. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop- transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(d)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

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(f)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(g)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

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(h)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

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(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of Repurchase), 8 (Right of First Refusal), 9 (Legality of Initial Issuance) and 11 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

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(d)    Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

(e)    Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f)    Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g)    Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h)    Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i)    Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company

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and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

SECTION 15. DEFINITIONS.

(a)    “1% Stockholder” shall mean any individual who owns more than 1% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries (treating for this purpose all shares of stock issuable upon full exercise or conversion of all then outstanding options, warrants or convertible securities (whether or not then exercisable or convertible) as outstanding). For this purpose, stock that an individual may purchase under outstanding options (whether or not vested or exercisable) shall be treated as stock owned by the individual. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(b)    “Agreement” shall mean this Stock Option Agreement.

(c)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d)    “Company” shall mean Peloton Interactive, Inc., a Delaware corporation.

(e)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f)    “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g)    “Plan” shall mean the Peloton Interactive, Inc. 2015 Stock Plan, as in effect on the Date of Grant.

(h)    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i)    “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(j)    “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

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(k)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(l)    “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(m)    “Service” means service as an Employee, Outside Director or Consultant.

(n)    “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(o)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

(p)    “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

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PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT EXERCISE)

(INTERNATIONAL OPTIONEES – UNITED KINGDOM)

The Optionee named below has been granted the following option to purchase shares of the Common Stock of Peloton Interactive, Inc. (the “Company”) pursuant to the Company’s 2015 Stock Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”):

Name of Optionee:	See Carta

Total Number of Shares:	See Carta

U.S. Tax Status of Option:	See Carta

(If status is not indicated, this Option is a Nonstatutory Stock Option)

Exercise Price per Share:	U.S. $See Carta

Date of Grant:	See Carta

Vesting Schedule:	See Carta

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth above.

Vesting Commencement Date:	See Carta

Expiration Date:

The date ten (10) years after the Date of Grant set forth above. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.

General; Agreement: By mutual acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt via Carta of a copy of this Notice of Stock Option Grant, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon the grant or exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards, to the extent permitted by applicable law.

Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

The Optionee named above hereby executes and delivers via Carta this Notice of Stock Option Grant and agrees to be bound by its terms and by the provisions of the Plan and the Stock Option Agreement.

ATTACHMENT:    Exhibit A:    Stock Option Agreement

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN:

STOCK OPTION AGREEMENT (INSTALLMENT EXERCISE)

(INTERNATIONAL OPTIONEES – UNITED KINGDOM)

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant.

(b)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 14 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) providing an electronic notice (via Carta) or by signing and delivering written notice to the Company pursuant to Section 12(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if the Optionee is a 1% Stockholder, joining the Second Amended and Restated Voting Agreement by and among the Company and certain of its stockholders dated as of March 31, 2017, as may be amended and/or restated from time to time, or any successor agreement (the “Voting Agreement”), by executing either a counterpart signature page to the Voting Agreement or the Adoption Agreement attached as Exhibit A thereto and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with provision for the Tax-Related Items under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

(b)    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable foreign, federal, state and local income tax, social insurance (including national insurance contributions (both employee and employer)), payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company (all the foregoing tax-related items, “Tax-Related Items”). If the Optionee’s country of residence set forth on the Notice of Stock Option Grant is located in the United States and the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the maximum Tax-Related Items; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise. The maximum Tax-Related Items are based on the applicable rates of the relevant tax authorities (for example, federal, state and local), including the Optionee’s share of payroll or similar taxes, as provided in the tax law, regulations or the relevant tax authority’s administrative practices, not to exceed the highest statutory rate in the relevant jurisdiction. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(c)    Joint NIC Election. Except at the Board of Directors’ discretion, this option may not be exercised unless and until the Company, or any Parent or Subsidiary, has received from the Optionee a duly completed joint election with the Company, his employer or other company (in the form prescribed by the Board of Directors from time to time) to the effect that the Optionee will become liable, so far as permissible by law, for the whole of any employer (secondary class 1) national insurance contributions which may arise in connection with this option and the Shares which may be or are acquired on the exercise of this option (the “Joint NIC Election”).

(d)    Section 431 Election. The Board of Directors may at its discretion at any time before the exercise of this option determine that this option may not be exercised unless the Optionee has beforehand signed an election under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003, in the form prescribed by the Board from time to time, for the full disapplication of chapter 2 of part 7 of the Income Tax (Earnings and Pensions) Act 2003 in respect of the Shares subject to the option (the “Section 431 Election”).

(e)    Issuance of Shares. After satisfying all requirements for exercise of this option, including payment of the Purchase Price and provision for Tax-Related Items, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised, which certificates may be delivered electronically via Carta. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

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SECTION 5. PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant.

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)     The expiration date determined pursuant to Subsection (a) above;

(ii)     The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)     The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)     The expiration date determined pursuant to Subsection (a) above; or

(ii)     The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d)    Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(e)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price (denominated in U.S. dollars), the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable foreign, federal, and state securities or exchange laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares

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subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable foreign, federal, and state securities or exchange laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)    Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

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SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)    The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of foreign, federal and state securities or exchange laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer.;

(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)    Any other applicable provision of foreign, federal, and state law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Bylaws Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Bylaws in addition to, and not in limitation of, the provisions of Section 7 of this Agreement. To the extent of any conflict between Section 7 and the Bylaws, Section 7 of this Agreement shall supersede and control.

(b)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, this option or any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of this Option or the Shares acquired under this Agreement, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the corporation or other securities, in cash or otherwise. Such

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restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(d)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f)    Legends; General. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by foreign, federal or state securities or exchange laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(i)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(ii)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE

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SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

(g)    U.S Optionees. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Notice of Stock Option Grant is the United States, then the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(h)    Non-U.S. Optionees; Regulation S. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Notice of Stock Option Grant is other than the United States, the certificates evidencing the Shares will bear the legend set forth in below or similar legends:

(i)     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.

(ii)    PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

(iii)    A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK,

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RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

(i)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(j)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

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(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g)    Country-Specific Terms and Conditions. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Terms and Conditions for Non-U.S. Optionees attached hereto as Annex B if Optionee’s country is other than the United States, including the special terms and conditions set forth beneath the name of such country on Annex B (if any). Moreover, if Optionee relocates to a country other than the United States, the special terms and conditions set forth in Annex B, including the special terms and conditions set forth beneath the name of such country on Annex B (if any), will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Annex B constitutes an integral part of this Agreement to the extent applicable to Optionee from time to time.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of First Refusal), 8 (Legality of Initial Issuance) and 10 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Tax Consequences.

(i)    Responsibility for Taxes. Regardless of any action the Company or, if different, Optionee’s actual employer (the “Employer”) takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due from Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee acknowledges that if Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction and optionees consent to such withholding and accounting.

(ii)    No Liability for Discounted Options. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an

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independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d)    Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

(e)    Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f)    Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g)    Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

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(h)    Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i)    Non-U.S. Optionees. Non-U.S. Optionees. If Optionee’s country of residence set forth on the Notice of Stock Option Grant is other than the United States, Optionee makes the following additional representations, warranties and agreements:

(i)    Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person;

(ii)     Optionee will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 13.3(b) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and

(iii)    Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.

(iv)    Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.

SECTION 14. DEFINITIONS.

(a) “1% Stockholder” shall mean any individual who owns more than 1% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries (treating for this purpose all shares of stock issuable upon full exercise or conversion of all then outstanding options, warrants or convertible securities (whether or not then exercisable or convertible) as outstanding). For this purpose, stock that an individual may purchase under outstanding options (whether or not vested or exercisable) shall be treated as stock owned by the individual. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(b) “Agreement” shall mean this Stock Option Agreement.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d) “Company” shall mean Peloton Interactive, Inc., a Delaware corporation.

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(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Peloton Interactive, Inc. 2015 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(j) “Service” means service as an Employee, Outside Director or Consultant.

(k) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(l) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

(m) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

ATTACHMENT:    Annex A: Notice of Stock Option Exercise

Annex	B: Terms and Conditions for Non-U.S. Optionees

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ANNEX A

Notice of Stock Option Exercise

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (INSTALLMENT EXERCISE)

(International Optionees – UNITED KINGDOM)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name: See Carta	Social Security Number: See Carta

Address: See Carta	Employee Number: See Carta

Personal (Non-Peloton) Email Address (required for electronic delivery of documents under Section 13(b) of the Stock Option Agreement):

OPTION INFORMATION:

Date of Grant: See Carta	Type of Stock Option:

Exercise Price per Share: $ See Carta	See Carta

Total number of shares of Common Stock of Peloton Interactive, Inc. (the “Company”) covered by the option: See Carta

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now:                      . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply], availability of which is subject to Annex B - Terms and Conditions for Non-U.S. Optionees attached to the Stock Option Agreement for Optionee’s country:

☐	Check for $ , payable to “Peloton Interactive, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as community property with the right of survivorship

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:
If the certificate for the Purchased Shares will be delivered electronically, the certificate should be sent to the following email address:

REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE: By signing this Stock Option Exercise via Carta, Optionee hereby agrees with, and represents to, the Company as follows:

1. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.    I understand that my purchase of the Purchased Shares has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.    I acknowledge that the Company is under no obligation to register the Purchased Shares or any sale or transfer thereof.

4.     I am aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied as of the date set forth below, and that the Company is not required to take action to satisfy any conditions applicable to it.

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5.    I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.    I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.    I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.    I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.    I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement, including (if applicable) the requirement to execute and to be bound by the terms of the Voting Agreement (as defined in the applicable Stock Option Agreement).

10.    I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.    12. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

13. I agree that the Company does not have a duty to design or administer the 2015 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

14.    I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

The Optionee named above hereby executes and delivers via Carta this Stock Option Exercise and agrees to be bound by its terms.

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ANNEX B

TERMS AND CONDITIONS FOR NON-U.S. OPTIONEES

TERMS AND CONDITIONS FOR NON-U.S. OPTIONEES

Terms and Conditions

This Annex includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Annex is attached.

If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee, or which other ones should apply to reflect the applicable country. References to Optionee’s Employer shall include any entity that engages Optionee’s services.

In accepting this Option, Optionee acknowledges, understands and agrees to the following:

1.    Data Privacy Information and Consent. The Company is located at 125 W. 25th Street, New York, NY 10001, United States, and grants awards to employees of the Company and its Parent and Subsidiaries, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.

a)    Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify you (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.

b)    Stock Plan Administration Service Providers. The Company transfers Data to an independent stock-plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.

c)    Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, which will generally be seven (7) years after Optionee is granted awards under the Plan, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.

d)    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Agreement and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.

e)    Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iv) restrict processing of Optionee’s Data, (v) have portability of Optionee’s Data, (vi) lodge complaints with the competent tax authorities in Optionee’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at Peloton Interactive, Inc., 125 W. 25th Street, New York, NY 10001, United States, Attn: Stock Administration.

f)    GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Employer, the Company and any Parent or Subsidiary (together, the “Group”), as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016 (the “GDPR”).

g)    Consent Form. Finally, upon request of the Company or the Employer, Optionee agrees to provide an executed data privacy consent form (or any other agreements or consents) that the Company or the Employer may deem necessary to obtain from Optionee for the purpose of administering Optionee’s participation in the Plan in compliance with the data privacy laws in Optionee’s country, either now or in the future. Optionee understands and agrees that Optionee will not be able to participate in the Plan if Optionee fails to provide any such consent or agreement requested by the Company and/or the Employer.

2.    Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose

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of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.

3.    Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

4.    Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.

In accepting this Option, Optionee also acknowledges, understands and agrees that:

a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b)    the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

c)    all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

d) the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Subsidiary or Parent or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or affiliate of the Company, as applicable, to terminate Optionee;

e)    Optionee is voluntarily participating in the Plan;

f)    the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

g)    the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h)    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

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i)    if the underlying Shares do not increase in value, the Option will have no value;

j)    if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

k)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries, affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, or affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l)    for purposes of the Option, Optionee’s service will be considered terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, affiliates or the Employer (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence);

m)    unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n)    the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

o)    neither the Company, the Employer nor any Parent, Subsidiary or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Notifications

This Annex also includes information regarding certain issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the laws in effect in the respective countries as of October 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.

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In addition, the information contained in this Annex is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

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UNITED KINGDOM

Notifications

Withholding of Tax

The following supplements Section 4.(b) of the Agreement:

If payment or withholding of the Tax-Related Items is not made within ninety (90) days of the end of the UK tax year in which the event giving rise to the Tax-Related Items occurs (the “Due Date”) or such other period specified in Section 222(1)(c) of the Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Optionee to the Employer, effective on the Due Date. Optionee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4.(b). Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Optionee will not be eligible for such a loan to cover the Tax-Related Items. In the event that Optionee is a director or executive officer and the Tax-Related Items are not collected from or paid by Optionee by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to Optionee on which additional income tax and national insurance contributions will be payable. Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime.

HMRC National Insurance Contributions

The following supplements Sections 4.(b), (c) and (d) of the Agreement:

Optionee agrees that:

(a)	Tax-Related Items within Section 4.(b) of the Agreement shall include any secondary class 1 (employer) National Insurance Contributions that:

(i)    any employer (or former employer) of the Optionee is liable to pay (or reasonably believes it is liable to pay); and

(ii)    may be lawfully recovered from the Optionee; and

(b)	if required to do so by the Company (at any time when the relevant election can be made) the Optionee shall:

(i)    make a joint election (with the Employer or former employer) in the form provided by the Company to transfer to the Optionee the whole or any part of the employer’s liability that falls within Section 4.(b); and

(ii)    enter into arrangements required by HMRC (or any other tax authority) to secure the payment of the transferred liability.

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Restricted Securities Elections

If required to do so by the Company (at any time when the relevant election can be made), the Optionee shall enter into a joint election (with the appropriate employer) under section 431(1) or section 431(2) of Income Tax (Earnings & Pensions) Act 2003 in respect of:

(a)	any Shares acquired (or to be acquired) on exercise of the option;

(b)	any securities acquired (or to be acquired) as a result of any surrender of the option; and

(c)	any securities acquired (or to be acquired) as a result of holding either Shares acquired on exercise of the option or securities specified in paragraph (b) above or this paragraph (c).

ATTACHMENT:    Annex C: Joint NIC Election

                             Annex D: Section 431 Election

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ANNEX C

JOINT ELECTION FOR THE TRANSFER OF EMPLOYER’S NATIONAL INSURANCE CONTRIBUTIONS TO THE EMPLOYEE

1.	BETWEEN

(a)

The Company [PELOTON INTERACTIVE, INC. / PELOTON INTERACTIVE UK LIMITED] (‘the Secondary Contributor’ who is the employer), whose Registered Office is at [251 Little Falls Drive, Wilmington, NewCastle, DE, 19808 USA with file number 5711910 / 9th Floor, 107 Cheapside, London EC2V 6DN with registered number 11174745]; and

(b)	[insert name of employee], whose National Insurance number is [example AA 000000 A] (the “Employee”).

2.	PURPOSE AND SCOPE OF ELECTION

2.1	This election covers the:

(a)	grant of employment related securities options under the terms and conditions of the PELOTON INTERACTIVE, INC. 2015 STOCK PLAN (the “Scheme”);

•	on or after 1st October 2018 up to the termination date of the Scheme.

2.2	This joint election is made in accordance with Paragraph 3B(1) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (‘SSCBA 1992’).

2.3

The Company requests the Employee to enter into this joint election to transfer the liability for the secondary contributor’s National Insurance contributions (NICs) that arise on any relevant employment income covered by this election from the secondary contributor to the Employee.

2.4	The employer’s National Insurance liability that shall transfer from the employer to the Employee under this joint election is the whole of the secondary liability.

2.5	Relevant employment income from securities and options specified in 2.1(a) on which employer’s NICs becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 of ITEPA 2003 (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of that Act (convertible securities: charge on certain post-acquisition events),or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA 1992.

2.6

This joint election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).

2.7

This election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

3.	ARRANGEMENTS FOR PAYMENT OF SECONDARY NICS

3.1

In signing this joint election the Employee authorises the Company, or other body (if applicable), to recover an amount sufficient to cover the liability for the employer’s NICs transferred under this election in accordance with the arrangements summarised below and further detailed in the attached Scheme:

(a)	a deduction from salary or other payments due;

(b)	the delivery in cleared funds from the Employee in sufficient time to enable the Company to make payment to HM Revenue & Customs (“HMRC”);

(c)

the sale of sufficient shares acquired from the Employee’s securities option following notification to the Company Secretary the proceeds of which must be delivered to the Company in sufficient time for payment to be made to HMRC by the due date;

(d)	a deduction from any cash payment, treated as Relevant Employment Income, given to the Employee;

(e)

where the proceeds of the gain are to be made through a third party, the Employee will authorise that party to withhold an amount from the payment or to sell shares sufficient to cover the secondary NICs transferred. Such amount will be paid in sufficient time to enable the Company to make payment to HMRC by the due date;

(f)	through any other method set forth in the tax withholding sections in the Scheme’s Stock Option Agreement (where applicable); entered into between the Employee and the Company.

3.2

The Company and the Employee will ensure that payment of the liability for the secondary NICs will be made to HMRC within 14 days following the end of the Income Tax month in which the relevant employment income arises – the due date.

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The Employee understands that in making this election they will be personally liable for the secondary NICs covered by this election.

4.	DURATION OF THIS ELECTION

4.1	This joint election shall continue in force from the time it is made until whichever of the following first takes place:

(a)	the Company gives notice to the Employee terminating the joint election;

(b)	it is cancelled jointly by the Company and the Employee;

(c)	it ceases to have effect in accordance with the terms of the joint election;

(d)	HMRC serves notice on the Company that the approval of the joint election has been withdrawn.

4.2	The terms of this joint election will continue in full force regardless of whether the Employee ceases to be an employee of the Company.

5.	DECLARATION

In signing this joint election both the Company and the Employee agree to be bound by its terms as stated above.

Signature of Employee	Date / /

Signature for the Company	Date / /

Position in Company

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ANNEX D

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee	[name]

whose National Insurance Number is	[number]

and

the Company (who is the Employee’s employer)	[PELOTON INTERACTIVE UK LIMITED]

of Company Registration Number	[11174745]

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[number]

Description of securities	[Common Stock]

Name of issuer of securities	[PELOTON INTERACTIVE, INC.]

•	to be acquired by the Employee after 1 October 2018 under the terms of the PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

4.	Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition and each subsequent acquisition of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in Company

Note:    Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT EXERCISE)

(INTERNATIONAL OPTIONEES - CANADA)

The Optionee named below has been granted the following option to purchase shares of the Common Stock of Peloton Interactive, Inc. (the “Company”) pursuant to the Company’s 2015 Stock Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”):

Name of Optionee:	See Carta

Total Number of Shares:	See Carta

U.S. Tax Status of Option:	See Carta

(If status is not indicated, this Option is a Nonstatutory Stock Option)

Exercise Price per Share:	U.S. $See Carta

Date of Grant:	See Carta

Vesting Schedule:	See Carta

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth above.

Vesting Commencement Date:	See Carta

Expiration Date:

The date ten (10) years after the Date of Grant set forth above. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.

General; Agreement: By mutual acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt via Carta of a copy of this Notice of Stock Option Grant, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon the grant or exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards, to the extent permitted by applicable law.

Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

The Optionee named above hereby executes and delivers via Carta this Notice of Stock Option Grant and agrees to be bound by its terms and by the provisions of the Plan and the Stock Option Agreement.

ATTACHMENT: Exhibit A: Stock Option Agreement

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN:

STOCK OPTION AGREEMENT (INSTALLMENT EXERCISE)

(INTERNATIONAL OPTIONEES - CANADA)

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). For purposes of U.S. tax, this option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant, except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be an NSO.

(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 14 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) providing an electronic notice (via Carta) or by signing and delivering written notice to the Company pursuant to Section 12(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if the Optionee is a 1% Stockholder, joining the Second Amended and Restated Voting Agreement by and among the Company and certain of its stockholders dated as of March 31, 2017, as may be amended and/or restated from time to time, or any successor agreement (the “Voting Agreement”), by executing either a counterpart signature page to the Voting Agreement or the Adoption Agreement attached as Exhibit A thereto and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with provision for the Tax-Related Items under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

(b)    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable foreign, federal, state, provincial and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company and/or the Employer (as defined below) (all the foregoing tax-related items, “Tax-Related Items”). If the Optionee’s country of residence set forth on the Notice of Stock Option Grant is located in the United States and the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the maximum Tax-Related Items; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise. The maximum Tax-Related Items are based on the applicable rates of the relevant tax authorities (for example, federal, state, provincial and local), including the Optionee’s share of payroll or similar taxes, as provided in the tax law, regulations or the relevant tax authority’s administrative practices, not to exceed the highest statutory rate in the relevant jurisdiction. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(c)    Issuance of Shares. After satisfying all requirements for exercise of this option, including payment of the Purchase Price and provision for Tax-Related Items, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised, which certificates may be delivered electronically via Carta. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d)    Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(e)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(f)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price (denominated in U.S. dollars), the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable foreign, federal, and state securities or exchange laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable foreign, federal, and state securities or exchange laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)    Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of foreign, federal and state securities or exchange laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer.;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of foreign, federal, and state law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Bylaws Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Bylaws in addition to, and not in limitation of, the provisions of Section 7 of this Agreement. To the extent of any conflict between Section 7 and the Bylaws, Section 7 of this Agreement shall supersede and control.

(b)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, this option or any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of this Option or the Shares acquired under this Agreement, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the Company or other securities, in cash or otherwise. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(d)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f)    Legends; General. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by foreign, federal or state securities or exchange laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the

Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(i)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(ii)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

(g)    U.S Optionees. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Notice of Stock Option Grant is the United States, then the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(h)    Non-U.S. Optionees; Regulation S. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Notice of Stock Option Grant is other than the United States, the certificates evidencing the Shares will bear the legend set forth in below or similar legends:

(i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.

(ii)    PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN

EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

(iii)    A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

(i)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(j)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan; provided, however, that the adjusted Exercise Price shall not be less than the Fair Market Value on the Date of Grant. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g)    Country-Specific Terms and Conditions. Notwithstanding any provisions in the Notice of Stock Option Grant, this Agreement or in the Plan, the Option grant shall be subject to any special terms and conditions set forth in the Terms and Conditions for Non-U.S. Optionees attached hereto as Annex B if Optionee’s country is other than the United States, including the special terms and conditions set forth beneath the name of such country on Annex B (if any). Moreover, if Optionee relocates to a country other than the United States, the special terms and conditions set forth in Annex B, including the special terms and conditions set forth beneath the name of such country on Annex B (if any), will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Annex B constitutes an integral part of this Agreement to the extent applicable to Optionee from time to time.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of First Refusal), 8 (Legality of Initial Issuance) and 10 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Tax Consequences.

(i)    Responsibility for Taxes. Regardless of any action the Company or, if different, Optionee’s actual employer (the “Employer”) takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due from Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of this Option, the subsequent sale of

Shares acquired pursuant to such exercise and the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee acknowledges that if Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction and optionees consent to such withholding and accounting.

(ii)    No Liability for Discounted Options. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service or Canada Revenue Agency will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service or Canada Revenue Agency asserts that the valuation was too low.

(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d)    Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

(e)    Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f)    Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g)    Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Further, no such value should be included in any calculation for wrongful dismissal or breach of employment contract, whether or not any termination of employment was with or without cause, and with or without sufficient advance notice.

(h)    Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i)    Non-U.S. Optionees. Non-U.S. Optionees. If Optionee’s country of residence set forth on the Notice of Stock Option Grant is other than the United States, Optionee makes the following additional representations, warranties and agreements:

(i) Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person;

(ii) Optionee will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 13.3(b) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and

(iii) Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.

(iv) Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.

SECTION 14. DEFINITIONS.

(a) “1% Stockholder” shall mean any individual who owns more than 1% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries (treating for this purpose all shares of stock issuable upon full exercise or conversion of all then outstanding options, warrants or convertible securities (whether or not then exercisable or convertible) as outstanding). For this purpose, stock that an individual may purchase under outstanding options (whether or not vested or exercisable) shall be treated as stock owned by the individual. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(b) “Agreement” shall mean this Stock Option Agreement.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d) “Company” shall mean Peloton Interactive, Inc., a Delaware corporation.

(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Peloton Interactive, Inc. 2015 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(j) “Service” means service as an Employee, Outside Director or Consultant.

(k) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(l) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

(m) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

ATTACHMENT: Annex A: Notice of Stock Option Exercise

      Annex B: Terms and Conditions for Non-U.S. Optionees

ANNEX A

Notice of Stock Option Exercise

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (INSTALLMENT EXERCISE)

(International Optionees - Canada)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name: See Carta	Social Security Number: See Carta

Address: See Carta	Employee Number: See Carta

Personal (Non-Peloton) Email Address (required for electronic delivery of documents under Section 13(b) of the Stock Option Agreement):

OPTION INFORMATION:

Date of Grant: See Carta	Type of Stock Option:

Exercise Price per Share: $ See Carta	See Carta

Total number of shares of Common Stock of Peloton Interactive, Inc. (the “Company”) covered by the option: See Carta

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now:                                          . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply], availability of which is subject to Annex B - Terms and Conditions for Non-U.S. Optionees attached to the Stock Option Agreement for Optionee’s country:

☐	Check for $ , payable to “Peloton Interactive, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered, which is subject to Annex B – Terms and Conditions for Non-U.S. Optionees (Canada) attached to the Stock Option Agreement for Optionee’s country:

☐	In my name only

☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):
☐ In the names of my spouse and myself as community property with the right of survivorship

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

If the certificate for the Purchased Shares will be delivered electronically, the certificate should be sent to the following email address:

REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE: By signing this Stock Option Exercise via Carta, Optionee hereby agrees with, and represents to, the Company as follows:

1.    I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.    I understand that my purchase of the Purchased Shares has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.    I acknowledge that the Company is under no obligation to register the Purchased Shares or any sale or transfer thereof.

4.    I am aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied as of the date set forth below, and that the Company is not required to take action to satisfy any conditions applicable to it.

5.    I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.    I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.    I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.    I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.    I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement, including (if applicable) the requirement to execute and to be bound by the terms of the Voting Agreement (as defined in the applicable Stock Option Agreement).

10.    I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.    12.    I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

13.    I agree that the Company does not have a duty to design or administer the 2015 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service or Canada Revenue Agency will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service or Canada Revenue Agency asserts that the valuation was too low.

14.    I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

The Optionee named above hereby executes and delivers via Carta this Stock Option Exercise and agrees to be bound by its terms.

ANNEX B

TERMS AND CONDITIONS FOR NON-U.S. OPTIONEES

TERMS AND CONDITIONS FOR NON-U.S. OPTIONEES

Terms and Conditions

This Annex includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Annex is attached.

If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee, or which other ones should apply to reflect the applicable country. References to Optionee’s Employer shall include any entity that engages Optionee’s services.

In accepting this Option, Optionee acknowledges, understands and agrees to the following:

1.    Data Privacy Information and Consent. The Company is located at 125 W. 25th Street, New York, NY 10001, United States, and grants awards to employees of the Company and its Parent and Subsidiaries, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.

a)    Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify you (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.

b)    Stock Plan Administration Service Providers. The Company transfers Data to an independent stock-plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.

c)    Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, which will generally be seven (7) years after Optionee is granted awards under the Plan, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.

d)    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Agreement and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.

e)    Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iv) restrict processing of Optionee’s Data, (v) have portability of Optionee’s Data, (vi) lodge complaints with the competent tax authorities in Optionee’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at Peloton Interactive, Inc., 125 W. 25th Street, New York, NY 10001, United States, Attn: Stock Administration.

f)    GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Employer, the Company and any Parent or Subsidiary (together, the “Group”), as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016 (the “GDPR”).

g)    Consent Form. Finally, upon request of the Company or the Employer, Optionee agrees to provide an executed data privacy consent form (or any other agreements or consents) that the Company or the Employer may deem necessary to obtain from Optionee for the purpose of administering Optionee’s participation in the Plan in compliance with the data privacy laws in Optionee’s country, either now or in the future. Optionee understands and agrees that Optionee will not be able to participate in the Plan if Optionee fails to provide any such consent or agreement requested by the Company and/or the Employer.

2.    Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.

3.    Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

4.    Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.

In accepting this Option, Optionee also acknowledges, understands and agrees that:

a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b)    the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

c)    all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

d)    the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Subsidiary or Parent or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or affiliate of the Company, as applicable, to terminate Optionee;

e)    Optionee is voluntarily participating in the Plan;

f)    the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

g)    the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h)    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

i)    if the underlying Shares do not increase in value, the Option will have no value;

j)    if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

k)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries, affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, or affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l)    for purposes of the Option, Optionee’s service will be considered terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, affiliates or the Employer (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence);

m)    unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n)    the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

o)    neither the Company, the Employer nor any Parent, Subsidiary or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Notifications

This Annex also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the securities, exchange control and other laws in effect in the respective countries as of February 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.

In addition, the information contained in this Annex is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

CANADA

Notwithstanding any provisions in the Notice of Stock Option Grant, in this Agreement or in the Plan, if the Optionee is a resident of Canada for purposes of the Income Tax Act (Canada), then:

(a)	The Shares to be issued to the Optionee on the exercise of this option shall only be authorized but previously unissued Shares.

(b)	The Purchase Price may only be paid in cash or cash equivalents.

(c)	Shares for which this option has been exercised shall only be issued in the name of the Optionee.

(d)

The Company shall not exercise its First Right of Refusal unless the proposed transfer price set forth in the Optionee’s written Transfer Notice delivered to the Company approximates the Fair Market Value of the subject Shares or is a lesser amount.

(e)

In the event the Company is required to cancel this option because of the circumstances described in Section 6(l) of the Plan, the Optionee shall have the ability to elect the form of consideration to be received from the Company in respect of such cancellation.

(f)

In the event that the Company is a party to a transaction described in Section 8(b) of the Plan and the treatment of this option under that transaction includes the cancellation of this option and the payment of the Spread to the Optionee in respect of each Share subject to this option, the Optionee (and not the Company) shall have the right to choose to receive the Spread payment in the form of cash, cash equivalents, or securities of the surviving corporation or its parent, or any other treatment offered under the transaction.

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT EXERCISE)

(INTERNATIONAL OPTIONEES - TAIWAN)

The Optionee named below has been granted the following option to purchase shares of the Common Stock of Peloton Interactive, Inc. (the “Company”) pursuant to the Company’s 2015 Stock Plan (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”):

Name of Optionee:	See Carta

Total Number of Shares:	See Carta

U.S. Tax Status of Option:	See Carta

(If status is not indicated, this Option is a Nonstatutory Stock Option)

Exercise Price per Share:	U.S. $See Carta

Date of Grant:	See Carta

Vesting Schedule:	See Carta

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth above.

Vesting Commencement Date:	See Carta

Expiration Date:

The date ten (10) years after the Date of Grant set forth above. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.

General; Agreement: By mutual acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt via Carta of a copy of this Notice of Stock Option Grant, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon the grant or exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards, to the extent permitted by applicable law.

Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

The Optionee named above hereby executes and delivers via Carta this Notice of Stock Option Grant and agrees to be bound by its terms and by the provisions of the Plan and the Stock Option Agreement.

ATTACHMENT: Exhibit A:    Stock Option Agreement

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

PELOTON INTERACTIVE, INC. 2015 STOCK PLAN:

STOCK OPTION AGREEMENT (INSTALLMENT EXERCISE)

(INTERNATIONAL OPTIONEES - TAIWAN)

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). For purposes of U.S. tax, this option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant, except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be an NSO.

(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 14 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

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SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) providing an electronic notice (via Carta) or by signing and delivering written notice to the Company pursuant to Section 12(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if the Optionee is a 1% Stockholder, joining the Second Amended and Restated Voting Agreement by and among the Company and certain of its stockholders dated as of March 31, 2017, as may be amended and/or restated from time to time, or any successor agreement (the “Voting Agreement”), by executing either a counterpart signature page to the Voting Agreement or the Adoption Agreement attached as Exhibit A thereto and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with provision for the Tax-Related Items under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

(b)    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company (all the foregoing tax-related items, “Tax-Related Items”). If the Optionee’s country of residence set forth on the Notice of Stock Option Grant is located in the United States and the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the maximum Tax-Related Items; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise. The maximum Tax-Related Items are based on the applicable rates of the relevant tax authorities (for example, federal, state and local), including the Optionee’s share of payroll or similar taxes, as provided in the tax law, regulations or the relevant tax authority’s administrative practices, not to exceed the highest statutory rate in the relevant jurisdiction. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(c)    Issuance of Shares. After satisfying all requirements for exercise of this option, including payment of the Purchase Price and provision for Tax-Related Items, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised, which certificates may be delivered electronically via Carta. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

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(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (a) above; or

(ii)    The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d)    Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(e)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(f)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)    More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the

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number of Shares proposed to be transferred, the proposed transfer price (denominated in U.S. dollars), the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable foreign, federal, and state securities or exchange laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable foreign, federal, and state securities or exchange laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)    Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

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(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)    The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of foreign, federal and state securities or exchange laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer.;

(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)    Any other applicable provision of foreign, federal, and state law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Bylaws Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Bylaws in addition to, and not in limitation of, the provisions of Section 7 of this Agreement. To the extent of any conflict between Section 7 and the Bylaws, Section 7 of this Agreement shall supersede and control.

(b)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

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(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, this option or any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of this Option or the Shares acquired under this Agreement, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the corporation or other securities, in cash or otherwise. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(d)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f)    Legends; General. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by foreign, federal or state securities or exchange laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the

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Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(i)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(ii)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

(g)    U.S Optionees. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Notice of Stock Option Grant is the United States, then the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(h)    Non-U.S. Optionees; Regulation S. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Notice of Stock Option Grant is other than the United States, the certificates evidencing the Shares will bear the legend set forth in below or similar legends:

(i)    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.

(ii)    PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN

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EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

(iii)    A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

(i)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(j)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

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(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g)    Country-Specific Terms and Conditions. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Terms and Conditions for Non-U.S. Optionees attached hereto as Annex B if Optionee’s country is other than the United States, including the special terms and conditions set forth beneath the name of such country on Annex B (if any). Moreover, if Optionee relocates to a country other than the United States, the special terms and conditions set forth in Annex B, including the special terms and conditions set forth beneath the name of such country on Annex B (if any), will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Annex B constitutes an integral part of this Agreement to the extent applicable to Optionee from time to time.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of First Refusal), 8 (Legality of Initial Issuance) and 10 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Tax Consequences.

(i)    Responsibility for Taxes. Regardless of any action the Company or, if different, Optionee’s actual employer (the “Employer”) takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due from Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends, and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate Optionee’s liability for

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Tax-Related Items or achieve any particular tax result. Optionee acknowledges that if Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction and optionees consent to such withholding and accounting.

(ii)    No Liability for Discounted Options. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d)    Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

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(e)    Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f)    Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g)    Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h)    Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i)    Non-U.S. Optionees. Non-U.S. Optionees. If Optionee’s country of residence set forth on the Notice of Stock Option Grant is other than the United States, Optionee makes the following additional representations, warranties and agreements:

(i)    Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person;

(ii)    Optionee will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 13.3(b) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and

(iii)    Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.

(iv)    Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.

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SECTION 14. DEFINITIONS.

(a) “1% Stockholder” shall mean any individual who owns more than 1% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries (treating for this purpose all shares of stock issuable upon full exercise or conversion of all then outstanding options, warrants or convertible securities (whether or not then exercisable or convertible) as outstanding). For this purpose, stock that an individual may purchase under outstanding options (whether or not vested or exercisable) shall be treated as stock owned by the individual. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(b) “Agreement” shall mean this Stock Option Agreement.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d) “Company” shall mean Peloton Interactive, Inc., a Delaware corporation.

(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Peloton Interactive, Inc. 2015 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(j) “Service” means service as an Employee, Outside Director or Consultant.

(k) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(l) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

(m) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

ATTACHMENT:   Annex A: Notice of Stock Option Exercise

Annex B: Terms and Conditions for Non-U.S. Optionees

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ANNEX A

Notice of Stock Option Exercise

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PELOTON INTERACTIVE, INC. 2015 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (INSTALLMENT EXERCISE)

(International Optionees - Taiwan)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name: See Carta	Social Security Number: See Carta

Address: See Carta	Employee Number: See Carta

Personal (Non-Peloton) Email Address (required for electronic delivery of documents under Section 13(b) of the Stock Option Agreement):

OPTION INFORMATION:

Date of Grant: See Carta	Type of Stock Option:

Exercise Price per Share: $ See Carta	See Carta

Total number of shares of Common Stock of Peloton Interactive, Inc. (the “Company”) covered by the option: See Carta

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now:                             . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply], availability of which is subject to Annex B - Terms and Conditions for Non-U.S. Optionees attached to the Stock Option Agreement for Optionee’s country:

☐	Check for $ , payable to “Peloton Interactive, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered:

☐	In my name only

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☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as community property with the right of survivorship

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

If the certificate for the Purchased Shares will be delivered electronically, the certificate should be sent to the following email address:

REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE: By signing this Stock Option Exercise via Carta, Optionee hereby agrees with, and represents to, the Company as follows:

1. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.    I understand that my purchase of the Purchased Shares has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.    I acknowledge that the Company is under no obligation to register the Purchased Shares or any sale or transfer thereof.

4.    I am aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied as of the date set forth below, and that the Company is not required to take action to satisfy any conditions applicable to it.

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5.    I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.    I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.    I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8. I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.    I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement, including (if applicable) the requirement to execute and to be bound by the terms of the Voting Agreement (as defined in the applicable Stock Option Agreement).

10.    I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.    12.    I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

13.    I agree that the Company does not have a duty to design or administer the 2015 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

14.    I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

The Optionee named above hereby executes and delivers via Carta this Stock Option Exercise and agrees to be bound by its terms.

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ANNEX B

TERMS AND CONDITIONS FOR NON-U.S. OPTIONEES

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TERMS AND CONDITIONS FOR NON-U.S. OPTIONEES

Terms and Conditions

This Annex includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Annex is attached.

If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee, or which other ones should apply to reflect the applicable country. References to Optionee’s Employer shall include any entity that engages Optionee’s services.

In accepting this Option, Optionee acknowledges, understands and agrees to the following:

1.    Data Privacy Information and Consent. The Company is located at 125 W. 25th Street, New York, NY 10001, United States, and grants awards to employees of the Company and its Parent and Subsidiaries, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.

a)    Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify you (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.

b)    Stock Plan Administration Service Providers. The Company transfers Data to an independent stock-plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.

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c)    Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, which will generally be seven (7) years after Optionee is granted awards under the Plan, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.

d)    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Agreement and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.

e)    Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iv) restrict processing of Optionee’s Data, (v) have portability of Optionee’s Data, (vi) lodge complaints with the competent tax authorities in Optionee’s country and/or (vii) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at Peloton Interactive, Inc., 125 W. 25th Street, New York, NY 10001, United States, Attn: Stock Administration.

f)    GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Employer, the Company and any Parent or Subsidiary (together, the “Group”), as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016 (the “GDPR”).

g)    Consent Form. Finally, upon request of the Company or the Employer, Optionee agrees to provide an executed data privacy consent form (or any other agreements or consents) that the Company or the Employer may deem necessary to obtain from Optionee for the purpose of administering Optionee’s participation in the Plan in compliance with the data privacy laws in Optionee’s country, either now or in the future. Optionee understands and agrees that Optionee will not be able to participate in the Plan if Optionee fails to provide any such consent or agreement requested by the Company and/or the Employer.

2.    Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose

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of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.

3.    Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

4.    Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.

In accepting this Option, Optionee also acknowledges, understands and agrees that:

a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b)    the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

c)    all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

d) the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Subsidiary or Parent or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or affiliate of the Company, as applicable, to terminate Optionee;

e)    Optionee is voluntarily participating in the Plan;

f)    the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

g)    the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h)    the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

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i)    if the underlying Shares do not increase in value, the Option will have no value;

j)    if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

k) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries, affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, or affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l) for purposes of the Option, Optionee’s service will be considered terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, affiliates or the Employer (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence);

m)    unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n)    the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

o) neither the Company, the Employer nor any Parent, Subsidiary or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Notifications

This Annex also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the securities, exchange control and other laws in effect in the respective countries as of February 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the

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information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.

In addition, the information contained in this Annex is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

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TAIWAN (REPUBLIC OF CHINA)

Notifications

Securities Law Notification. The offer of participation in the Plan is available only for service providers of the Company and its Subsidiaries and Affiliates. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Notification. The acquisition or conversion of foreign currency and the remittance of such amounts (including proceeds from the sale of Shares) to Taiwan may trigger certain annual or periodic exchange control reporting. If the transaction amount is TWD 500,000 or more in a single transaction, Participant may be required to submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank. Note that the foreign exchange rules related to Chinese Yuan could be different from those related to other foreign currencies. Remittances of funds for the purchase of Shares under the Plan must be made through an authorized foreign exchange bank in Taiwan.

Tax Notification. Participant shall be responsible for his or her own tax obligations.

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